UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14 2012

Black Ridge Oil & Gas, Inc.
 (Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-53952	27-2345075
(Commission File Number)	(I.R.S. Employer Identification No.)

10275 Wayzata Boulevard, Suite 310, Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)

(952) 426-1241
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 14, 2012, Black Ridge Oil & Gas, Inc. (the “Company”) entered into a first amendment to its Amended and Restated Secured Revolving Credit Agreement (the “Credit Agreement”) with Dougherty Funding LLC as Lender.  A copy of the Credit Agreement was attached as an exhibit to the Report on Form 8-K filed by the Company with the Securities and Exchange Commission on September 5, 2012.  Subject to the terms of the amendment, the Company may re-borrow amounts previously paid to reduce the revolving line of credit.  The amendment did not alter any other terms of the Credit Agreement.  A copy of the amendment is attached to this Report as Exhibit 10.1.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above, the provisions of which are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

	10.1.	First Amendment to Revolving Credit and Security Agreement dated December 14, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BLACK RIDGE OIL & GAS, INC.
(Registrant)

Date: December 19, 2012	By:	/s/ James Moe, Chief Financial Officer
James Moe, Chief Financial Officer